UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2009 (December 1, 2009)

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Tennessee	00051281	62-1815881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Mallory Station Road Suite 207 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (615) 599-2274

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends and restates the Current Report of Tennessee Commerce Bancorp, Inc. (the “Corporation”) on Form 8-K as filed with the Securities and Exchange Commission on November 23, 2009 (the “Original Filing”). This Amendment adds a description of the employment arrangement between the Corporation and its new Chief Administrative Officer, clarifies that the corresponding appointment was effective as of December 1, 2009 and specifies that the Corporation appointed a new Chief Operating Officer on such date. Except for these changes, the Amendment does not update, modify or amend the Original Filing and all other information included in the Original Filing remains unchanged.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 23, 2009, Tennessee Commerce Bancorp, Inc. (the “Corporation”) announced that it has appointed Martin M. Zorn Chief Administrative Officer.  A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. Notwithstanding anything to the contrary in the press release, Mr. Zorn’s appointment is effective as of December 1, 2009.

In connection with his employment, Mr. Zorn will receive an annual salary of $280,000 plus reimbursement for certain relocation expenses (which expenses will be repaid in full by Mr. Zorn if his employment terminates, voluntary on part or for cause as defined by the Corporation, prior to the first anniversary date of employment) and will be eligible to participate in benefit plans generally available to all employees.

On December 1, 2009, the Corporation announced that H. Lamar Cox, age 66, has been appointed as Chief Operating Officer of the Corporation and Tennessee Commerce Bank, a wholly-owned subsidiary of the Corporation (the “Bank”).  From September 2005 through November 2009, Mr. Cox served as Chief Administrative Officer of the Corporation and the Bank. Prior to that, he served as Chief Financial Officer of the Corporation and the Bank since their inception in 2000 and served as acting Chief Financial Officer from March 7, 2008 until August 18, 2008.

Mr. Cox’s employment agreement with the Corporation and the Bank continues in full force and effect, except that his title has changed from Chief Administrative Officer to Chief Operating Officer.

Item 7.01.  Regulation FD Disclosure.

The information set forth in Item 5.02 above is incorporated by reference as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement, dated as of May 19, 2009, by and among H. Lamar Cox, Tennessee Commerce Bancorp, Inc. and Tennessee Commerce Bank (1)

99.1	Press release issued November 23, 2009 (2)

(1)           Previously filed as an exhibit to Tennessee Commerce Bancorp, Inc.’s Current Report on Form-8-K, as filed with the Securities and Exchange Commission on May 26, 2009, and incorporated herein by reference.

(2)           Previously filed as an exhibit to Tennessee Commerce Bancorp, Inc.’s Current Report on Form-8-K, as filed with the Securities and Exchange Commission on November 23, 2009, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.

	By:	/s/ Michael R. Sapp
Michael R. Sapp
President

Date: December 7, 2009

EXHIBIT INDEX

10.1	Amended and Restated Employment Agreement, dated as of May 19, 2009, by and among H. Lamar Cox, Tennessee Commerce Bancorp, Inc. and Tennessee Commerce Bank (1)

99.1	Press release issued November 23, 2009 (2)

(1)           Previously filed as an exhibit to Tennessee Commerce Bancorp, Inc.’s Current Report on Form-8-K, as filed with the Securities and Exchange Commission on May 26, 2009, and incorporated herein by reference.

(2)           Previously filed as an exhibit to Tennessee Commerce Bancorp, Inc.’s Current Report on Form-8-K, as filed with the Securities and Exchange Commission on November 23, 2009, and incorporated herein by reference.